Exhibit 99.9

Trenwick Group Ltd.                 The LOM Building          Tel  441.292.4985
                                    27 Reid Street            Fax 441.292.4878
                                    Hamilton HM 11
                                    Bermuda

Trenwick America Corporation        One Canterbury Green      Tel  203.353.5500
                                    Stamford, CT 06901        Fax 203.353.5550

TRENWICK

                                  April 1, 2003

--------------------------------------------------------------------------------
Mr. J.C. Waterfall                          Tudor Proprietary Trading, L.L.C.
c/o Morgen Waterfall Vintiadis              c/o Tudor Investments Corp.
Rockefeller Center                          50 Rowes Wharf, 6th Floor
600 Fifth Avenue, 27th Floor                Boston, MA 02110
New York, NY 10020

--------------------------------------------------------------------------------
Mr. Arch Aplin                              MBIA Insurance Corporation
c/o Buc'ees                                 113 King Street
327 Highway 2004                            Armonk, New York 10504
Lake Jackson, TX 77566                      Attn:  Mr. James H. Maitland

--------------------------------------------------------------------------------
The Raptor Global Portfolio Ltd.            Tejas Securities Group, Inc.
c/o Tudor Investments Corp.                 2700 Via Fortuna, Suite 400
50 Rowes Wharf, 6th Floor                   Austin, Texas 78746
Boston, MA 02110                            Attn:  Mr. Morris D. Weiss

--------------------------------------------------------------------------------
The Tudor BVI Global Portfolio Ltd.         Loeb Partners Corporation
c/o Tudor Investments Corp.                 61 Broadway
50 Rowes Wharf, 6th Floor                   New York, New York 10006
Boston, MA 02110                            Attn:  Mr. Gideon King

--------------------------------------------------------------------------------
The Altar Rock Fund L.P.
c/o Tudor Investments Corp.
50 Rowes Wharf, 6th Floor
Boston, MA 02110

------------------------------------------------------- ------------------------

            Re:   $75,000,000 of 6.70% Senior Notes due April 1, 2003

Gentlemen:

            Reference is made to that certain Indenture dated as of March 27, 1998 (as amended, supplemented or otherwise modified by the First Supplemental Indenture, dated as of September 27, 2000, among Trenwick Group Inc. and Bank One Trust Company, NA (as successor in interest to The First National Bank of Chicago, the "Trustee"), the "Indenture"), among Trenwick America Corporation (as successor to Trenwick Group Inc., the "Company") and the Trustee, pursuant to which the Company issued and sold those certain $75 million aggregate principal amount of 6.70% Senior Notes due April 1, 2003 (the "Senior Notes").

            This letter agreement (the "Letter Agreement") is entered into in connection with that certain Second Supplemental Indenture, dated as of April 1, 2003, among the Company and the Trustee (the "Second Supplemental Indenture").

            Mr. J.C. Waterfall ("Waterfall"), Mr. Arch Aplin ("Aplin"), The Raptor Global Portfolio Ltd. ("Raptor"), The Tudor BVI Global Portfolio Ltd. ("Tudor Global"), The Altar Rock Fund L.P. ("Altar"), Tudor Proprietary Trading, L.L.C. ("Tudor"), Tejas Securities Group, Inc. ("Tejas") and Loeb Partners Corporation ("Loeb"), in the aggregate, are the beneficial and/or record holders of $20 million aggregate principal amount of the Senior Notes (collectively, in such capacity, the "Noteholders"). This Letter Agreement constitutes the consent of Waterfall, Aplin, Raptor, Tudor Global, Altar, Tudor, Tejas and Loeb, as Noteholders, to the amendments and waiver set forth in the Second Supplemental Indenture.

            A default has occurred with respect to the Senior Notes, as the outstanding principal amount thereof has not been paid when due. MBIA Insurance Corporation ("MBIA") has remitted payment to the Custodian (as defined in the Wrap Policies), in accordance with the terms of those certain MBIA Financial Guaranty Insured Bond Certificate Insurance Policies, numbers 263770, 273270 and 274090 (the "Wrap Policies"), relating to $55 million aggregate principal amount of the Senior Notes. Accordingly, MBIA has become the beneficial holder of the $55 million aggregate principal amount of the Senior Notes related to the Wrap Policies (in such capacity, a "Noteholder") and this Letter Agreement constitutes MBIA's consent to the amendments and waiver set forth in the Second Supplemental Indenture as a Noteholder. The consent by MBIA, and the Noteholders represents the consent of the beneficial and/or record holders of 100% of the aggregate principal amount of the Senior Notes (collectively, in such capacity, the "Senior Noteholders").

            Simultaneously with the execution and delivery of the Second Supplemental Indenture by the Trustee and you and this Letter Agreement by you, the Company will deposit with the Trustee for payment to the Senior Noteholders interest due and payable on the Senior Notes in the amount of $2,512,500.00.

            From the date hereof until August 1, 2003, a representative of MBIA reasonably acceptable to the Company will be allowed to attend meetings of the Board of Directors of Trenwick Group Limited (the "Board") as an observer (the "Observer"). We understand that MBIA has proposed Mr. Michael A. Coutu as its initial designee to be the Observer and the Company and Trenwick Group Limited accept this designation. It is understood that from time to time, the Observer would be excused by the Board, at the sole discretion of the Board, from portions of Board meetings when members of the Board believe that a matter being discussed could involve a conflict of interest with the Observer or any of the Senior Noteholders.

            In addition, Trenwick Group Limited will negotiate in good faith a consulting agreement with Mr. Michael A. Coutu for the period from the date hereof through August 1, 2003.

            This Letter Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York, without regard to conflicts of laws principles thereof.

            This Letter Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Letter Agreement by facsimile shall be effective as delivery of a manually executed counterpart.

            This Letter Agreement is limited as specified and shall not constitute an amendment, modification, acceptance or waiver of any provision of the Indenture.

            Kindly confirm your consent to the foregoing by signing the enclosed counterpart of this Letter Agreement and returning it to us.

                                              TRENWICK AMERICA CORPORATION

                                              By: /s/ David M. Finkelstein
                                              ----------------------------------
                                              Name: David M. Finkelstein
                                              Title: Vice President & Treasurer


                                              TRENWICK GROUP LIMITED

                                              By: /s/ Alan L. Hunte
                                              ----------------------------------
                                              Name: Alan L. Hunte
                                              Title: Chief Financial Officer

CONSENTED TO, ACCEPTED AND AGREED
Effective as of the date hereof, by:

J.C. WATERFALL,                               BENEFICIAL AND/OR
in his individual capacity                    RECORD HOLDER OF
                                              $3,000,000 OF SENIOR
/s/ J. C. Waterfall                           NOTES
------------------------------------
ARCH APLIN,                                   BENEFICIAL AND/OR
in his individual capacity                    RECORD HOLDER OF
                                              $1,000,000 OF SENIOR
                                              NOTES
/s/ Arch Aplin
------------------------------------

THE RAPTOR GLOBAL PORTFOLIO LTD.              BENEFICIAL AND/OR
                                              RECORD HOLDER OF
                                              $5,166,000 OF SENIOR
By: /s/ William T. Flaherty                   NOTES
   ---------------------------------
Name: William T. Flaherty
Title: Managing Director


THE TUDOR BVI GLOBAL PORTFOLIO LTD.           BENEFICIAL AND/OR
                                              RECORD HOLDER OF
                                              $847,000 OF SENIOR
By: /s/ William T. Flaherty                   NOTES
   ---------------------------------
Name: William T. Flaherty
Title: Managing Director


THE ALTAR ROCK FUND L.P.                      BENEFICIAL AND/OR
                                              RECORD HOLDER OF
                                              $29,000 OF SENIOR
By: /s/ William T. Flaherty                   NOTES
   ---------------------------------
Name: William T. Flaherty
Title: Managing Director


TUDOR PROPRIETARY TRADING, L.L.C.             BENEFICIAL AND/OR
                                              RECORD HOLDER OF
                                              $458,000 OF SENIOR
By: /s/ William T. Flaherty                   NOTES
   ---------------------------------
Name: William T. Flaherty
Title: Managing Director


TEJAS SECURITIES GROUP, INC.                  BENEFICIAL AND/OR
                                              RECORD HOLDER OF
                                              $6,500,000 OF SENIOR
By: /s/ Morris D. Weiss                       NOTES
   ---------------------------------
   Name: Morris D. Weiss
   Title: Managing Director,
          Investment Strategies


LOEB PARTNERS CORPORATION                     BENEFICIAL AND/OR
(for itself and for accounts over which       RECORD HOLDER OF
it has management discretion)                 $3,000,000 OF SENIOR
                                              NOTES

By: /s/ Gideon J. King
   ---------------------------------
   Name: Gideon J. King

   Title: Executive Vice President


MBIA INSURANCE CORPORATION                    BENEFICIAL HOLDER
                                              OF $55,000,000
By: /s/ Richard Weill
   ---------------------------------
Name: Richard Weill
Title: Vice Chairman